                                                                    EXHIBIT 10.3


                  DESCRIPTION OF EMPLOYEE STOCK PURCHASE PLAN



     The management of Photoelectron Corporation is pleased to provide you with the opportunity to purchase shares of Photoelectron Common Stock. The principal provisions of the plan are as follows:


     1.   The Offer.  You may purchase shares of Photoelectron Common Stock
          ---------
          at a price of $1.50 per share. A maximum of 600,000 shares will be sold at this time. If the employees of Photoelectron commit to purchasing in excess of that amount, all requests will be reduced pro
                                                                            ---
          rata.
          ----

     2.   Payment for the Stock.  You may select one of two methods of paying
          ---------------------
          for the stock you buy:

          (a) You may pay in full by personal or bank check at the time of purchase; or

          (b) You may borrow all or part of the purchase price (up to a maximum of $15,000) from the Company and repay the loan through a payroll deduction plan or by making payments of principal and accrued interest on the first day of each calendar quarter.

               If you choose to finance your purchase of stock, the loan would be amortized over a five year term and would bear interest at the rate of 5% per year. If you default on any payment or if you leave the Company for any reason, the loan would be immediately due and payable with accrued interest. Any stock not paid for at that time would be forfeited. Your loan would be secured by the stock being purchased.

     3.   Reservation of Rights; Speculative Investment.   We reserve the right
          ---------------------------------------------
          to reduce the number of shares sold to any employee if, in our judgment, such purchase would prove to be a financial burden to that employee. Although we are all optimistic concerning

OFFER TO EMPLOYEES
Page Two

          Photoelectron's prospects, a purchase of the Common Stock should be viewed as a speculative investment and you should not invest more than you can comfortably afford to lose.

     4.   Subscription Agreement.  The specific terms of the offer are set forth
          ----------------------
          in the Subscription Agreement provided with this document. We strongly urge you to read that agreement carefully and to review it with your attorney. The Subscription Agreement and the attached Promissory Note contain many provisions not summarized here, such as limitations on resale of the stock you purchase, registration rights in the event of a public offering of the Common Stock, and various representations and warranties by both you and Photoelectron.

     5.   Compensatory Benefit Plan.  For purposes of federal securities
          -------------------------
          laws and regulations, this opportunity to purchase Photoelectron Corporation Common Stock is a compensatory benefit plan available to all employees of the Company on the terms stated in the attached documents. Additional opportunities to purchase Photoelectron stock may be provided to you in the future with the approval of and subject to terms to be set by the Board of Directors.



          If, after reading the attached documents, you continue to be interested in purchasing stock, please complete the Subscription Agreement and submit it to Peter Oettinger by no Monday, April 4, 1994. Should you have any questions concerning the terms of purchase or the provisions of the Subscription Agreement or Promissory Note, please speak with Peter.



March 24, 1994

                           PHOTOELECTRON CORPORATION


                               Anthonius J. Boom
                               -----------------
                               Name of Purchaser

                               (please print)


                            SUBSCRIPTION AGREEMENT
                            ----------------------

                                  COMMON STOCK
Ladies and Gentlemen:

The undersigned (the "Purchaser") acknowledges that he or she has received and reviewed the Description of Employee Stock Purchase Plan Offering (the "Offering Description") attached as Exhibit A and that he or she wishes to subscribe for
                          ---------
common stock of Photoelectron Corporation (the "Company") on the terms and conditions described therein and herein.

     1.   Subscription:  Subject to the terms and conditions hereof, the
          ------------
          undersigned hereby subscribes for  9000  shares of the Company's
                                           -------
          common stock (the "Common Stock"), as described in the Offering Description.

     2.   Acceptance of Subscription:  The undersigned understands and agrees
          --------------------------
          that this subscription is made subject to the unconditional right of the Company to reject any subscription, in whole or in part, and that in such event, the Company will return to the undersigned the amount so rejected.

     3.   Payment for Shares:  On or prior to April 15, 1994, the Company shall
          ------------------
          deliver a notice to each Purchaser informing such Purchaser of the amount of his or her subscription (if any) which has been accepted by the Company. No later than the date which is ten days after the Purchaser's receipt of such notice (the "Closing Date"), the Purchaser shall make payment to the Company for the Common Stock purchased by such Purchaser (the "Purchased Stock"). Such payment may be made:

     (a) by delivery to the Company of a check, payable to the Company, for the full purchase price of the Purchased Stock (the "Prepayment Method");

                                      or

     (b) by delivery to the Company of a duly executed promissory note (the "Promissory Note") in the form of Exhibit B attached hereto, for the
                                            ---------
          purchase price of the Purchased Stock, which such balance shall not exceed $15,000 (the "Installment Method"). If the total Purchase Price of the Purchase Stock exceeds $15,000 the Purchaser shall also deliver a check for such excess amount payable to the Company. The Promissory Note will be payable over five years, subject to acceleration by the Company in the event of (i) effectiveness of any registration statement filed with the United States Securities and Exchange Commission providing for the registration for sale to the public of shares of the Company's Common Stock (but only to the extent of the amount of the Purchaser's Common Stock purchased pursuant to the Promissory Note which is included in such registration statement),
          (ii) termination of the Purchaser's employment with the Company, (for whatever reason) or (iii) a merger, consolidation or sale of all or substantially all of the stock of the Company, all as described in the Promissory Note.

4.   Election of Method of Payment:  The Purchaser hereby agrees that, if his or
     -----------------------------
     her subscription is accepted by the Company, he or she will purchase Common Stock pursuant to: (check one)

             X    the Prepayment Method (see Section 3(a)
[INITIALS  -----
 APPEAR      X    the Installment Method (see Section 3(b))
  HERE]    -----

     If the Purchaser elects the Installment Method the Purchaser will make payments on his or her Promissory Note via:

             X    Bi-weekly payroll deduction (or payroll deduction for such
           -----  other period as is applicable to the Purchaser, as more fully described in the Promissory Note)

                  Quarterly payments, by check made payable to the Company
           -----

     5.   Delivery of Certificates; Pledge of Shares.
          ------------------------------------------

          (a) In the event that the Purchaser elects the Prepayment Method, immediately upon delivery of payment in full for the Purchased Stock, the Company shall issue and deliver to the Purchaser a certificate representing the full amount of the Purchased Stock, registered in the Purchaser's name;

          (b)  In the event that the Purchaser elects the Installment Method:

                (i) Immediately upon delivery of that portion of the purchase price which is paid by check, on the Closing Date, the Company shall issue and deliver to the Purchaser a certificate representing that portion of the Purchased Stock for which payment is so made, registered in the Purchaser's name; and

               (ii) Immediately upon delivery by the Purchaser of a Promissory Note, duly executed by such Purchaser, in the amount of the purchase price for that portion of the Purchased Stock which is being purchased on installment, ("Leveraged Stock"), the Company shall issue a certificate registered in the Purchaser's name for the Leveraged Stock, and shall retain such certificate, in pledge, until it is released in accordance with the terms of Section 6, below.

     6.   Release of Leveraged Stock:  Upon payment in full by a Purchaser for
          --------------------------
          his or her Leveraged Stock, the Company will release to such Purchaser the certificate, held by the Company in pledge, representing such stock. In the event that the Purchaser defaults on his or her Promissory Note, the Company shall be entitled to pursue any of its rights and remedies under Section 25 of Chapter 156B of the Massachusetts Corporation Laws, a copy of which such Section is attached hereto as Exhibit C.
                             ---------

     7.   Company Right of First Refusal on Stock:
          ---------------------------------------

          (a)  Offer to Company.  If the Purchaser wishes to sell, assign,
               ----------------
               pledge, hypothecate, mortgage, encumber, dispose of or otherwise transfer directly or indirectly (all hereinafter referred to as "Transfer") any of his Purchased Stock (other than Leveraged Stock, which such Leveraged Stock shall not be transferable under any circumstances until released to the Purchaser in accordance with Section 6 hereof), he or she shall first offer such Purchased Stock for sale to the Company by written notice stating the name of the proposed transferee, the number and type of shares of Purchased Stock he or she desires to Transfer and the proposed price and terms of Transfer.

               The Company shall have twenty (20) days from receipt of any such notice within which to give notice of its intention to purchase all or a portion of such Purchased Stock at the specified price and terms. The Company's notice shall indicate the maximum number of shares of Purchased Stock which the Company is willing to purchase and shall be sent to the Purchaser.

               Payment for shares of Purchased Stock purchased by the Company shall be made within ten (10) days after the date of the Company's notice to the Purchaser at the price and on the terms specified in the Purchaser's notice.

          (b)  Right to Transfer.  If, at the close of the twenty (20) day
               -----------------
               period provided in Section 7(a), the Company has not sent notice of its intention to purchase all of the shares of Purchased Stock offered, or if the Company has earlier notified the Purchaser that it does not wish to purchase any shares of Purchased Stock offered, the Purchaser shall have thirty (30) days from the expiration of such period or from the date on which such notice is received, whichever is earlier, to sell such shares of Purchased Stock not agreed to be purchased by the Company to the third party specified in the Purchaser's notice, at a price and on terms not less favorable to the Purchaser than those as specified therein.

     8.   Exceptions to Right of First Refusal:  The following Transfers of
          ------------------------------------
          Purchased Stock (other than Leveraged Stock, which such Leveraged Stock shall not be transferable under any circumstances until released to the Purchaser in accordance with Section 6 hereof) may be consummated without restriction:

          (a) Transfers of shares of Purchased Stock between the Purchaser and the trustees of a trust revocable by him alone, the beneficiaries of which consist solely of the Purchaser and transferees enumerated in clause (d) below.

          (b) Transfers of shares of Purchased Stock between the Purchaser and his guardian or conservator.

          (c) Transfers of the shares of Purchased Stock of the Purchaser, upon his or her death, to his or her executors or administrators or to trustees under his or her will.

          (d) Transfers of the shares of Purchased Stock of the Purchaser, or his or her guardian, conservator or trustee under an inter vivos trust, or his or her executors, administrators, or trustees under his or her will; to the Purchaser's spouse; to any of his or her children or their issue (or to custodians for the benefit of minor children or issue); or to the Purchaser's parents or siblings.

          (e) Transfers of shares of Purchased Stock in connection with the merger, consolidation or sale of all or substantially all of the stock of the Company.

All shares of Purchased Stock transferred pursuant to clauses (a) through (d) above shall remain subject to all of the restrictions applicable to the Purchaser hereunder.

     9.   Representations and Warranties of the Purchaser:  The Purchaser hereby
          -----------------------------------------------
          represents and warrants as follows:

          9.1 The Purchaser acknowledges that: (a) the Common Stock is being offered and sold under one or more of the exemptions from registration provided for in the Securities Act of 1933, as amended (the "1933 Act"), including Regulation D promulgated thereunder, and any applicable state securities laws; (b) the Purchaser is purchasing the Common Stock without being offered or furnished any offering literature or prospectus other than the Offering Description; and (c) this transaction has not been reviewed and approved by the United States Securities and Exchange Commission or by any regulatory authority charged with the administration of the securities laws of any state.

          9.2 The Purchaser (a) is a citizen of United States, (b) is a least 21 years of age, and (c) is a bona fide resident and domiciliary (not a temporary or transient resident) of the state of
               MASS. (FILL IN STATE) and has no present intention of becoming a
               ----
               resident of any other state or jurisdiction.

          9.3 The Purchaser confirms that he or she understands and has fully considered for purposes of this investment the risks of this investment and understands that; (a) this investment is suitable only for an investor who is able to bear the economic consequences of losing his or her entire investment; (b) the purchase of the Common Stock is a speculative investment which involves a significant degree of risk of loss by the Purchaser;
               (c) there are substantial restrictions on the transferability of, and there is no public market for the Common Stock, and, accordingly, it may not be possible for the Purchaser to liquidate his or her investment in the Common Stock.

          9.4 The Purchaser confirms that he or she is able (a) to bear the economic risk of this investment, (b) to hold the Common Stock for an indefinite period of time, and (c) presently to afford a complete loss of his or her investment; and represents that he or she has sufficient liquid assets so that the illiquidity associated with this investment will not cause any undue financial difficulties or affect the Purchaser's ability to provide for his or her current needs and possible financial contingencies.

          9.5 The Common Stock is being acquired by the Purchaser solely for his or her own personal account, for investment purposes only, and not with a view to, or in connection with, any resale or distribution thereof. The Purchaser will not sell, transfer, assign or otherwise dispose of the Common Stock acquired upon conversion thereof, and neither the Company nor any transfer agent acting on its behalf shall be required to register or otherwise recognize any transfer resulting from any such sale, transfer, assignment or other disposition of any such Common Stock, unless and until (a) the Common Stock to be disposed of and the proposed disposition thereof are made the subject of a currently-effective registration statement under the 1933 Act, and under any applicable state statutes, or (b) the Company shall have received an opinion of counsel, in form and substance satisfactory to the Company, to the effect that the registration of the Common Stock is not required in connection with such proposed disposition by virtue of an exemption from and registration requirements contained in the 1933 Act, and the rules and regulations promulgated thereunder, or in any applicable state statutes, rules and regulations.

          9.6 The Purchaser hereby consents to the placement of a legend substantially similar to the following on each certificate or other document evidencing the shares of Common Stock and agrees to abide by the restrictions described herein:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED UNLESS SUCH SHARES ARE REGISTERED UNDER THE 1933 ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH SALE, TRANSFER OR ASSIGNMENT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, AND ANY APPLICABLE STATE SECURITIES LAWS

               Purchasers who have elected the Installment Method of payment for their Common Stock hereby consent to the placement of a legend substantially similar to the following on each certificate or other document evidencing the shares of Leveraged Stock:

               "____% PAID UP, BALANCE PAYABLE OVER FIVE YEARS (SUBJECT TO ACCELERATION IN CERTAIN CIRCUMSTANCES) PURSUANT TO A PROMISSORY NOTE DATED _______, 1994."

          9.7 The Purchaser's overall commitment to investments which are not readily marketable is not disproportionate to the Purchaser's net worth, and the Purchaser's investment in the Company will not cause such overall commitment to become disproportionate to the Purchaser's net worth.

                The foregoing representations and warranties are made by the Purchaser with the intent that they may be relied upon by the Company for purposes of determining whether a sale of Common Stock by the Company to the Purchaser may be made without registration of such Common Stock under any federal or state securities laws and in compliance with applicable federal and state securities laws, and the Purchaser hereby agrees that such representations and warranties shall survive the sale by the Company to the Purchaser of the Common Stock. By initialing below, the Purchaser represents that he or she has read and hereby acknowledges each of the representations contained herein.


                             [INITIAL APPEAR HERE]
                             ---------------------
                                   Initials

                If more than one person is signing this Agreement, each representation and warranty and undertaking made herein shall be a joint and several representation, warranty or undertaking of each person signing.

                         ------------
                         Initials (if more than one person is signing)

     10.  Representations and Warranties of the Company
          ---------------------------------------------

          10.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has all requisite corporate power and authority to own its property, to carry on its business as now conducted and as proposed to be conducted and to carry out the transactions contemplated hereby.

          10.2 The Company presently has authorized 15,000,000 shares of Common Stock $.01 par value, and 5,000,000 shares of Blank Check Preferred Stock, $.01 par value. Of these, 1,936,677 shares of Common Stock and 2,543,015 shares of Series A Convertible Preferred Stock have been duly authorized and validly issued and are fully-paid and non-assessable. The Company intends to seek authorization of the issuance of up to 1,250,000 shares of Series B Convertible Preferred Stock, which the Company intends to sell to a small number of sophisticated investors. The purchase price of the Series B Convertible Preferred Stock has not been determined. At present, no shares of Series B Convertible Preferred Stock are issued or outstanding.

          10.3 The execution, delivery and performance of this Agreement and the issuance of the Common Stock have been duly authorized by all necessary corporate or other action of the Company, and upon acceptance, execution and delivery of this Agreement by the Company, the obligations of the Company described herein shall constitute valid and legally binding obligations of the Company. The representations and warranties of the Company made herein shall be true and accurate as of the date of the Company's acceptance of this Agreement.

          10.4 The Company is not in default in the performance of any material obligation, agreement or condition contained in any evidence of indebtedness of the Company which default affords to any person the unconditional right to accelerate any material indebtedness or terminate any material right or agreement of the Company. Neither the execution and delivery of this Agreement, nor the fulfillment of the terms herein set forth and the consummation of transactions contemplated hereby, will (a) conflict with or constitute a breach of, default under or a violation of the Articles of Organization and by-laws of the Company or any agreement, indenture, mortgage, deed of trust or other material instrument or undertaking by which the Company is bound or to which it or any of its properties are subject, or (b) result in a violation of any court decree binding upon the Company or any applicable laws or regulations, or (c) result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Company.

          10.5 There is no action, suit, proceeding or investigation pending, or, to the best of the Company's knowledge, any basis therefor or threat thereof, against the Company or any of the officers or directors of the Company, which questions the validity of this Agreement or the right of the Company to enter into it, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition (financial or otherwise), business or prospects of the Company.

     11.  Registration Rights:  Holders of Common Stock purchased pursuant to
          -------------------
          the Offering Description shall have the right to register such Common Stock, referred to as "Registrable Shares", as follows:

          11.1  "Piggy-Back" Registration:  If at any time the Company shall
                 ------------------------
                determine to register under the 1933 Act any of its Common Stock (other than on Form S-8 or Form S-4 or their then equivalents relating to shares of Common Stock to be issued solely in connection with any acquisition of any entity or business or shares of Common Stock issuable in connection with any stock option or other employee benefit plan) it shall send to each holder of Registrable Shares, including each holder who has the right to acquire Registrable Shares, written notice of such determination and, if within 15 days after receipt of such notice, such holder shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of the Registrable Shares such holder requests to be registered, except that if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of such Common Stock which may be included in any such registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution of the Common Stock and to maintain a stable market for the securities of the Company, and such limitation is imposed pro rata with respect to all securities whose holders have a contractual, incidental ("piggy-back") right to include such securities in the registration statement and as to which inclusion has been requested pursuant to such right, then the Company shall be obligated to include in such registration statement only such limited portion (which may be none) of the Registrable Shares with respect to which such holder has requested inclusion hereunder. The obligations of the Company under this Section
                11.1 shall expire and terminate at such time as the holder of Registrable Shares shall be entitled to sell such securities without restriction and without a need for the filing of a registration statement under the 1933 Act, including without limitation, for any resales of restricted securities made pursuant to Rule 144 as promulgated by the Securities and Exchange Commission.

          11.2  Expenses:  In case of a registration under this Section 10, the
                --------
                Company shall bear all costs and expenses of each such registration, including, but not limited to, printing, legal and accounting expenses, Securities and Exchange Commission and NASD filing fees and "Blue Sky" fees and expenses, provided, however,
                                                              --------  -------
                that the Company shall have no obligation to pay or otherwise bear any portion of the underwriters' commissions or discounts attributable to the Registrable Shares or the fees and expenses of any counsel for the selling holders of Registrable Shares in connection with the registration of the Registrable Shares.

          11.3  Lock-Up Agreement for Initial Public Offering:  In connection
                ---------------------------------------------
                with any initial public offering of equity securities of the Company, the undersigned agrees not to sell, pledge, transfer or otherwise dispose of, or grant any option or purchase right with respect to, any shares of Common Stock then owned by him for a period of 120 days from the effective date of such initial public offering without the prior written consent of the Company and the managing underwriter of such initial public offering.

     12. The Purchaser agrees not to transfer or assign this Agreement, or any of his or her interest herein, and further agrees that the assignment and transfer of the Common Stock acquired pursuant hereto shall be made only in accordance with all applicable laws.

     13. The Purchaser agrees that he or she may not cancel, terminate or revoke this Agreement or any agreement of the Purchaser made hereunder and that this Agreement shall survive his or her death or disability and shall be binding upon the Purchaser's heirs, executors, administrators, successors and assigns.

     14.  Miscellaneous:
          --------------

          14.1 All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by first class mail, postage prepaid, to the undersigned at the address set forth below or to the Company at the address set forth above.

          14.2 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

          14.3 This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and may be amended or superseded only be a writing executed by the parties.

     15. The representations and warranties contained in Section 9 hereof are true and accurate as of the date of this Subscription Agreement, shall be true and accurate as of the date of delivery to and acceptance by the Company of the Purchaser's subscription for the purchase of Common Stock, and shall survive such delivery and acceptance. If in any respect such representations, warranties and acknowledgments shall not be true and accurate prior to such delivery and acceptance, the Purchaser shall give immediate written notice of such fact to the Company, specifying which representations and warranties and acknowledgments are not true and accurate and the reasons therefore.

     16. The Purchaser acknowledges that he or she understands the meaning and legal consequences of the representations and warranties contained in
          Section 9, and he or she hereby agrees to indemnify and hold harmless the Company, its officers or any of its affiliates, associates, agents or employees from and against any and all loss, damage or liability (including costs and reasonable attorney's fees) due to or arising out of a breach of any representation, warranty or acknowledgment of the Purchaser contained in this Agreement.

          IN WITNESS WHEREOF, the undersigned has hereby executed this Agreement this 4th day of April, 1994.


          /s/ Anthonius J. Boom               60 Mountain Rd.
          ---------------------               ----------------------
          Signature of Survivor               Street Address
                                              (please print or type)

          Anthonius J. Boom                   Burlington
          ---------------------               ----------------------
          Name of Subscriber                  City or Town
          (please print or type)
                                              Mass.           01803
                                              ----------------------
                                              State         Zip Code


                                              (617) 272-3898
                                              ----------------------
                                              Telephone Number

     The foregoing subscription is accepted by Photoelectron Corporation to the extent of 9000 shares of Common Stock this 4th day of April, 1994.
               ----                             ---        -----


                                     PHOTOELECTRON CORPORATION

                                     By: /s/ Peter E. Oettinger
                                        ----------------------------
                                     Title: Chief Operating Officer
                                           -------------------------

                                                          EXHIBIT B

                                PROMISSORY NOTE


$  7500.-                                            April 4, 1994
   -----                                             -------



     FOR VALUE RECEIVED, Anthonius J. Boom (The "Employee") , hereby promises to
                         -----------------
pay to the order of PHOTOELECTRON CORPORATION (the "Company") Seventy Five
                                                              ------------
Hundred ($ 7500. - ), together with interest on the unpaid principal balance
------- ------------
hereof from time to time outstanding at the rate of 6% per annum.


     1. Payment. All payments of principal and interest made on the Note shall be made in lawful money of the United States of America at the principal office of the Company, 400-1 Totten Pond Road, Waltham, Massachusetts 02154, or such other place as the holder hereof may from time to time designate in writing to the Company.



     All payments of principal and interest on the Note shall be made according to the payment schedule and method checked below:

     -------- In twenty (20) quarterly installments of principal, together with current interest thereon, payable on March 31, June 30, September 30, and December 31 of each year, with a final payment of principal, together with all accrued, unpaid interest thereon payable on April 30, 1999.
                          --------



        X      In one hundred and thirty (130) bi-weekly installments of
     --------
               principal, together with current interest thereon, payable via direct payroll deduction by the Company from Employee's salary, with a final payment of principal, together with all accrued, unpaid interest thereon, payable on April 30, 1999, provided,
                                                   --------        --------
               that in the event that the Company institutes a payroll period applicable to the Employee other than a bi-weekly period, the number of installments due hereunder shall automatically be recalculated on each date on which the Company effects a change in its payroll period so as to result in payment in full of this
               Note in that number of installments which corresponds to the number of pay periods during the period ending on April 30, 1999.
                                                                 --------

Notwithstanding any of the foregoing, the entire unpaid principal amount of this Note, together with all accrued, unpaid interest thereon, may be accelerated by the Company and declared immediately due and payable upon either (a) termination of Employee's employment with the Company (for whatever reason), or (b) effectiveness of any registration statement filed with the United States Securities and Exchange Commission providing for the registration for sale to the public of shares of the Company's Common Stock (but only to the extent of the amount of Employee's stock purchased pursuant to this Note which is included in such registration statement) or (c) a merger, consolidation or sale of all or substantially all of the stock of the Company.



2.   Prepayment.  Employee may prepay this Note at any time, without premium or
     ----------
     penalty, in whole or in part. Any payment of principal by the Employee will be accompanied by payment of all accrued and unpaid interest on the principal sum being repaid.



3.   Default.  Any of the following shall constitute an "Event of Default"
     -------
     under this Note:


     (a) Failure to make any payment of interest on this Note within five (5) days of its required payment date;


     (b)  Failure to make any payment of principal on this Note when due;


     (c) Any petition in bankruptcy being filed by or against Employee or any proceedings in bankruptcy, insolvency or under any other laws relating to the relief of debtors, being commenced for the relief or readjustment of any indebtedness of Employee, either through reorganization, composition, extension or otherwise, and which, in the case of any involuntary proceedings shall be acquiesced to by Employee or shall continue for a period of 60 days undismissed, undischarged or unbonded;


     (d)  The making by Employee of an assignment for the benefit of creditors;
          or


     (e) The appointment of a receiver of any property of Employee which shall not be vacated or removed within 60 days after appointment.

     Notwithstanding anything to the contrary contained herein, this Note shall automatically become due and payable immediately upon the occurrence of any Event of Default.



     4.   Governing Law.  This Note shall be governed by, and construed in
          -------------
          accordance with, the internal laws of the Commonwealth of Massachusetts.



     5.   Waiver.  The Employee hereby waives presentment, demand, notice of
          ------
          dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.



     6.   Company's Remedies.  Nothing contained herein shall be deemed to limit
          ------------------
          or modify the Company's remedies under Section 25 of Chapter 156B of the Massachusetts Corporation Laws, or any other applicable law, in case of an Event of Default under this Note by the Employee.



     IN WITNESS WHEREOF, the undersigned has executed this Promissory Note as of the date first above written.


                                             /s/ Anthonius J. Boom
                                             ---------------------
                                                 Employee

                                                                       Exhibit C
                                                                       ---------


(S)25. Default in instalment payments; sale; surplus or deficiency; action; forfeiture; dividends on forfeited shares

  If capital stock is issued payable by instalments, and a stockholder refuses or neglects to pay an instalment for thirty days after the time limited for payment in the demand under section twenty two, the treasurer of the corporation may sell such stockholder's shares by public auction, and, out of the proceeds of such sale, shall pay to the corporation all instalments then due from such stockholder with interest and incidental charges. A notice stating the time and place of such sale and the amount of the instalment due and payable and, if the shares are certificated, the number or numbers of the certificate or certificates and the number of shares of stock thus offered for sale shall be sent by the treasurer by mail not less than ten days prior to such sale to such stockholder and also the person who originally subscribed to the said delinquent stock. Upon the sale of such stock as aforesaid, the directors shall transfer the shares so sold to the purchaser. If the transfer is by delivery of a stock certificate therefor, such certificate shall be so stamped as to indicate the instalments paid. If the transfer is by registration of uncertificated shares on the books of the corporation, the initial transaction statement issued pursuant to Article 8 of chapter one hundred and six shall indicate the instalments paid. In either case the purchaser shall be liable under this section for all subsequent instalments. Upon such transfer any certificate or certificates previously outstanding with respect to the shares shall be void except as provided in said Article 8. The balance, if any, of the proceeds of such sale shall be held by the corporation for such stockholder, his representatives or assigns, and be paid to him or them at any time upon surrender and delivery to the corporation of his certificate. If no person offers an amount sufficient to pay all instalments due upon such stock with interest and incidental charges, it may or may not be sold, and the delinquent stockholder shall be liable to the corporation in an action at law for such instalments, interest and incidental charges, if the stock is not sold, or for the deficiency, if it is sold, and if a judgment rendered in such action remains unsatisfied for thirty days, the original subscriber shall be so liable. In-stead of offering such stock for sale, the directors, at the expiration of the time limited in the notice for payment of such instalments, may proceed by an action at law against the delinquent stockholder, and, if a judgment rendered against him in such action remains unsatisfied for thirty days, against the original subscriber, for the recovery of such instalments, interest and incidental charges. The delinquent stockholder or the original subscriber, as the case may be, upon the payment of such instalments, interest and incidental charges, or of the judgment therefor, shall, if the shares are certificated, be entitled to a certificate of stock, so stamped as to indicate the instruments paid, whereupon the certificate outstanding for such shares shall be void, except as provided in said Article 8 and, if the shares are uncertificated, shall, if the payment is made by the delinquent stockholder, be entitled to a periodic statement reflecting such payment or, if the payment is made by the original subscriber, be entitled to an initial transaction statement reflecting such payment. If a judgment rendered in an action against the original subscriber remains unsatisfied for thirty days, said stock shall be forfeited to the corporation, an entry or transfer to it shall be made on its books, and, thereupon, if the shares are certificated, the certificate outstanding shall be void as aforesaid. While the stock remains the property of the corporation, no dividends shall be declared nor instalments paid upon it; but it shall remain subject to the control of the corporation according to its by-laws.

Added by St.1964, c. 723, (S) 1. Amended by St.1969, c. 392, (S) 10;
St.1983. c.